UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Commission File Number: 0-11936
Date of Report (Date of earliest event reported): June 28, 2006
LAFARGE NORTH AMERICA INC.
Incorporated in Maryland
12950 Worldgate Drive, Suite 500
Herndon, Virginia 20170
(703) 480-3600
I.R.S. Employer Identification No. 58-1290226
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On June 28, 2006, federal agents served a warrant on and searched the premises of several of our offices in western New York State in connection with an investigation of certain government contracts. We are cooperating with the investigation. It is too early to tell whether this investigation will have a material impact on us and our operations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAFARGE NORTH AMERICA INC.

By:	/s/ Jean-Pierre Cloiseau Jean-Pierre Cloiseau
Senior Vice President
Date: July 10, 2006

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